THE BRAZILIAN
EQUITY FUND, INC.


SEMI-ANNUAL REPORT
SEPTEMBER 30, 2002


BZL
LISTED
NYSE(R)


3910-SA-02

 CONTENTS

Letter to Shareholders                                        1

Portfolio Summary                                             5

Schedule of Investments                                       6

Statement of Assets and Liabilities                           8

Statement of Operations                                       9

Statement of Changes in Net Assets                           10

Financial Highlights                                         12

Notes to Financial Statements                                14

Description of InvestLink(SM) Program                        19

 LETTER TO SHAREHOLDERS

                                                                November 3, 2002


DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 2002.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At September 30, 2002, total net assets were $15,848,545.

PERFORMANCE: OVERWHELMED BY NEGATIVE SENTIMENT

The Fund's net asset value ("NAV") at September 30, 2002 was $2.84 per share, compared to $5.73 per share at March 31, 2002. The Fund's total return (based on NAV) during the six months ended September 30, 2002 was down 50.44%, compared with a decline of 54.45% for the Morgan Stanley Capital International Brazil Index (the "Index").*

The Fund's return reflected the very harsh investment environment within Brazil during the period. There were few areas to hide, with most sectors registering double-digit losses in local terms, and virtually all sectors suffering the same fate in U.S. dollar terms, as Brazil's currency steadily weakened vs. the U.S. dollar. The Fund was clearly hurt by the almost unrelentingly negative sentiment toward Brazilian assets over the six months. However, it outperformed its benchmark, which we attribute to the more-defensive sector strategies we adopted as the period progressed. Factors that helped the Fund's relative return included our increased exposure to exporters that generate U.S. dollar earnings. Our underweighting in banks, which were plagued by debt worries, was also beneficial.

THE MARKET: HAMPERED BY ECONOMIC AND POLITICAL UNCERTAINTY

As the period began, Brazilian stocks, which had a positive first quarter of 2002, began a downward spiral that saw only a few brief rallies through September. There were two key drivers of performance. One was the increasingly clouded global economic picture that roiled stocks around the world. The other was a dramatic increase in Brazil's country risk. With October's presidential election drawing ever nearer, there were heightened worries that the left-leaning candidate (Lula da Silva) could win, potentially upending eight years of free-market reform. As a result of these developments, investors became more concerned about the country's debt-servicing burden--by the end of the period, Brazil's debt had crept up to an amount equal to more than 60% of the country's GDP--and they saw a higher likelihood that Brazil would experience a forced debt restructuring resulting in a major financial crisis.

Sentiment toward the market briefly turned positive in August, aided by the announcement of an International Monetary Fund ("IMF") support package and an improvement in the polls by the establishment candidate Jose Serra. The IMF's terms were viewed as better-than-expected by investors and certainly the size of the package was a positive surprise.

However, September witnessed a reversal of fortunes, reflecting renewed global and local worries. Foremost among global factors were concerns over a possible U.S.-led war with Iraq and seemingly tepid U.S. economic growth, suggesting that the global economic recovery was indeed on hold. As a consequence, the various economies that trade with the U.S. and seek its capital inflows, including Brazil, were subject to weakening investor sentiment. Meanwhile, Mr. Serra stalled in the polls. As these forces put downward pressure on Brazil's stock-market, losses were greatly exacerbated by an ongoing decline in the country's currency.

PORTFOLIO STRATEGY AND STRUCTURE

TOP 10 HOLDINGS, BY ISSUER(#)

                                                               % OF
     HOLDING                           SECTOR               NET ASSETS
     -------                           ------               ----------
 1.  Comp Vale Rio Doce                Mining                  19.7
 2.  Petrobras                    Oil & Natural Gas            19.2
 3.  Bebidas                          Bottling                  8.4
 4.  Brasileira de Aero.     Aerospace/Defence Equipment        4.9
 5.  Brasil Telecom             Telephone-Integrated            4.4
 6.  Tele Norte Leste           Telephone-Integrated            4.4
 7.  Banco Itau                        Banking                  3.8
 8.  Sao Carlos Emp.                 Real Estate                2.9
 9.  Ultrapar Particip.            Petrochemicals               2.8
10.  Aracruz Celulose         Paper & Related Products          2.5
                                                               ----
     Total                                                     73.0
                                                               ====

----------
#  Company names are abbreviations of those found in the chart on page 5.

[CHART]

SECTOR ALLOCATION
(% of net assets)

Aerospace/Defense-Equipment                   4.86
Banking                                       4.62
Mining                                       19.69
Electric-Integrated                           3.80
Steel                                         4.31
Bottling                                      8.42
Paper & Related Products                      3.85
Oil & Natural Gas                            19.22
Telephone-Integrated                          8.76
Cash & Other Assets                          11.27
Other##                                      11.20

----------
## Other includes sectors below 3.00% of net assets.

Our positioning in Brazil was defensive:

- We were underweighted in banks, on the belief that, regardless of election results, Brazil could face debt re-payment problems over the coming year, hampering local banks.

- We remained underweighted in telecoms based on the sector's low growth prospects and vulnerability to local currency weakness.

- We had limited exposure to regulated industries, which we believed were vulnerable to political interference in their for-profit business model.

- We mostly favored exporters that generate dollar revenues, along with certain domestic plays that we viewed as more defensive.

OUTLOOK: KEY UNANSWERED QUESTIONS

In late October, Lula da Silva won the Presidential election runoff (after securing a plurality, not a majority, of votes on October 6). The market's initial reaction was generally positive. For one, the likelihood of the outcome had been widely expected and largely factored into equity prices. Investors also took some comfort from the lack of a clean electoral sweep: A system of checks and balances would likely remain intact. In addition, Lula made some market-friendly comments in the wake of the election that helped improve investor sentiment.

What happens over the next few months could have strong implications for Brazil's long-term financial and economic prospects. Will da Silva's cabinet be composed of moderate and free-market individuals, auguring well for prudent fiscal policies? Can the country meet its fiscal surplus target for 2003? Will Brazil's central bank achieve the market's long sought-after autonomy? Will the review of the IMF targets in November result in a renegotiation of the package including more aggressive fiscal targets and potentially other more demanding requirements?

As we monitor these and other developments, our focus will remain on defensive sectors as outlined above, at least over the near term, and we will continue to emphasize companies we deem to have relatively light debt burdens and attractive cash flows. We will also continue to avoid locally traded securities in favor of American Depository Receipts, when able, until our concerns over the possible installation of capital controls subside.

Respectfully,


/s/ Emily Alejos
Emily Alejos
Chief Investment Officer(**)

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 19 through 21 of this report.


* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

**Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and of The Latin America Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2002 (UNAUDITED)

[CHART]

 SECTOR ALLOCATION

                                            AS A PERCENT OF NET ASSETS
                                     SEPTEMBER 30, 2002       MARCH 31, 2002
Aerospace/Defense-Equipment                        4.86%                2.83%
Banking                                            4.62%               12.14%
Bottling                                           8.42%                7.01%
Electric-Integrated                                3.80%               11.68%
Mining                                            19.69%                9.52%
Oil & Natural Gas                                 19.22%               25.91%
Paper & Related Products                           3.85%                2.44%
Petrochemicals                                     2.81%                1.28%
Real Estate                                        2.86%                2.11%
Steel                                              4.31%                2.81%
Telephone-Integrated                               8.76%               11.26%
Tobacco                                            2.40%                1.85%
Other                                             14.40%                9.16%

 TOP TEN HOLDINGS, BY ISSUER

                                                                                                  PERCENT OF
    HOLDING                                                          SECTOR                       NET ASSETS
------------------------------------------------------------------------------------------------------------
 1. Companhia Vale do Rio Doce                                       Mining                           19.7

 2. Petroleo Brasileiro S.A.                                    Oil & Natural Gas                     19.2

 3. Companhia de Bebidas das Americas                               Bottling                           8.4

 4. Empresa Brasileira de Aeronautica S.A.                 Aerospace/Defense Equipment                 4.9

 5. Brasil Telecom Participacoes S.A.                         Telephone-Integrated                     4.4

 6. Tele Norte Leste Participacoes S.A.                       Telephone-Integrated                     4.4

 7. Banco Itau S.A.                                                  Banking                           3.8

 8. Sao Carlos Empreendimentos e Participacoes S.A.                Real Estate                         2.9

 9. Ultrapar Participacoes S.A.                                  Petrochemicals                        2.8

10. Aracruz Celulose S.A.                                   Paper & Related Products                   2.5

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2002 (UNAUDITED)

                                                        NO. OF         VALUE
DESCRIPTION                                             SHARES        (NOTE A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-88.73%
 AEROSPACE/DEFENSE EQUIPMENT-4.86%
Empresa Brasileira de
 Aeronautica S.A., ADR                                    57,908    $    770,176
                                                                    ------------

 BANKING-4.62%
Banco Itau S.A., ADR                                      11,000         172,260
Banco Itau S.A., PN                                   13,990,000         436,186
Uniao de Bancos Brasileiros
 S.A., GDR                                                17,500         124,250
                                                                    ------------
                                                                         732,696
                                                                    ------------

 BOTTLING-8.42%
Companhia de Bebidas das
 Americas, PN, ADR                                       124,400       1,333,568
                                                                    ------------

 BUILDING PRODUCTS-0.53%
Duratex S.A., PN                                       7,866,000          83,890
                                                                    ------------

 CELLULAR TELECOMMUNICATIONS-0.34%
Telesp Celular Participacoes
 S.A., ADR+                                               30,100          54,481
                                                                    ------------

 ELECTRIC-INTEGRATED-3.80%
Centrais Eletricas de Santa
 Catarina S.A., PNB+                                     689,000          92,532
Companhia Energetica de
 Minas Gerais, ADR                                        57,196         305,999
Companhia Paranaense de
 Energia, ADR                                             31,585          60,643
Tractebel Energia S.A.                               139,083,000         142,837
                                                                    ------------
                                                                         602,011
                                                                    ------------

 INDEX FUND-1.03%
MSCI Brazil (Free)
 Index Fund, I Shares                                     28,100         162,699
                                                                    ------------

 MINING-19.69%
Companhia Vale do
 Rio Doce, ADR                                           134,300    $  2,907,595
Companhia Vale do
 Rio Doce, PNA                                             9,776         213,617
                                                                    ------------
                                                                       3,121,212
                                                                    ------------

 OIL & NATURAL GAS-19.22%
Petroleo Brasileiro S.A., ADR                            220,200       2,102,910
Petroleo Brasileiro S.A., PN                              97,117         943,678
                                                                    ------------
                                                                       3,046,588
                                                                    ------------

 PAPER & RELATED PRODUCTS-3.85%
Aracruz Celulose
 S.A., ADR                                                26,500         388,490
Votorantim Celulose e Papel
 S.A., ADR                                                15,900         222,123
                                                                    ------------
                                                                         610,613
                                                                    ------------

 PETROCHEMICALS-2.81%
Ultrapar Participacoes
 S.A., ADR                                                78,800         444,432
                                                                    ------------

 REAL ESTATE-2.86%
Sao Carlos
 Empreendimentos
 e Participacoes S.A., PN                            252,827,228         452,726
                                                                    ------------

 RETAIL-1.23%
Lojas Americanas
 S.A., PN                                            127,227,228         194,317
                                                                    ------------

 STEEL-4.31%
Companhia Siderurgica
 de Tubarao, PN                                       22,100,000         168,711
Companhia Siderurgica
 Nacional S.A., ON                                    18,659,932         150,360
Gerdau S.A., ADR                                          52,800         364,320
                                                                    ------------
                                                                         683,391
                                                                    ------------

                                        6

                                                         NO. OF        VALUE
DESCRIPTION                                              SHARES       (NOTE A)
--------------------------------------------------------------------------------
 TELEPHONE-INTEGRATED-8.76%
Brasil Telecom
 Participacoes S.A., ADR                                  31,400    $    697,394
Tele Norte Leste
 Participacoes S.A., ADR                                 130,400         691,120
                                                                    ------------
                                                                       1,388,514
                                                                    ------------

 TOBACCO-2.40%
Souza Cruz S.A., ON                                       91,700         380,323
                                                                    ------------
TOTAL INVESTMENTS-88.73%
 (Cost $22,455,863) (Notes A,D)                                       14,061,637
                                                                    ------------
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-11.27%                                                    1,786,908
                                                                    ------------
NET ASSETS-100.00%                                                  $ 15,848,545
                                                                    ============

+    Security is non-income producing.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2002 (UNAUDITED)

 ASSETS

Investments, at value (Cost $22,455,863) (Note A)                                            $  14,061,637
Cash (including $1,805 of foreign currency with a cost of $1,806) (Note A)                       1,651,710
Receivables:
   Investments sold                                                                                551,854
   Dividends                                                                                       150,259
Prepaid expenses                                                                                     5,468
                                                                                             -------------
Total Assets                                                                                    16,420,928
                                                                                             -------------

 LIABILITIES

Payables:
   Investments purchased                                                                           378,820
   Investment advisory fee (Note B)                                                                 46,664
   Directors' fees                                                                                  12,532
   Administration fees (Note B)                                                                      2,677
   Other accrued expenses                                                                          131,690
                                                                                             -------------
Total Liabilities                                                                                  572,383
                                                                                             -------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C)             $  15,848,545
                                                                                             =============

NET ASSET VALUE PER SHARE ($15,848,545 DIVIDED BY 5,580,441)                                 $        2.84
                                                                                             =============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
   (100,000,000 shares authorized)                                                           $       5,580
Paid-in capital                                                                                 77,090,934
Accumulated net investment loss                                                                    (52,485)
Accumulated net realized loss on investments and foreign currency related transactions         (52,749,729)
Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency                                       (8,445,755)
                                                                                             -------------
Net assets applicable to shares outstanding                                                  $  15,848,545
                                                                                             =============

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
  (UNAUDITED)

 INVESTMENT LOSS
Income (Note A):
   Dividends                                                                             $      408,115
   Interest                                                                                      30,159
   Less: Foreign taxes withheld                                                                  (8,344)
                                                                                         --------------
   Total Investment Income                                                                      429,930
                                                                                         --------------
Expenses:
   Investment advisory fees (Note B)                                                            151,388
   Legal fees                                                                                   155,137
   Directors' fees                                                                               33,386
   Printing                                                                                      30,082
   Custodian fees (Note B)                                                                       24,575
   Audit fees                                                                                    23,063
   Accounting fees                                                                               15,041
   Administration fees (Note B)                                                                  14,260
   Transfer agent fees                                                                           14,045
   NYSE listing fees                                                                             11,908
   Insurance                                                                                      2,408
   Other                                                                                          4,594
   Brazilian taxes (Note A)                                                                      41,619
                                                                                         --------------
   Total Expenses                                                                               521,506
   Less: Fee waivers (Note B)                                                                   (39,091)
                                                                                         --------------
      Net Expenses                                                                              482,415
                                                                                         --------------
   Net Investment Loss                                                                          (52,485)
                                                                                         --------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
    Investments                                                                              (4,366,224)
    Foreign currency related transactions                                                      (173,928)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                            (11,545,018)
                                                                                         --------------
Net realized and unrealized loss on investments and foreign currency related
 transactions                                                                               (16,085,170)
                                                                                         --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  (16,137,655)
                                                                                         ==============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX MONTHS
                                                                                          ENDED         FOR THE FISCAL YEAR
                                                                                   SEPTEMBER 30, 2002           ENDED
                                                                                      (UNAUDITED)          MARCH 31, 2002
                                                                                   ------------------   -------------------
 DECREASE IN NET ASSETS
Operations:
   Net investment income/(loss)                                                      $      (52,485)       $      659,951
   Net realized loss on investments and foreign currency related transactions            (4,540,152)           (9,422,458)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currency                                                                 (11,545,018)            6,527,884
                                                                                     --------------        --------------
     Net decrease in net assets resulting from operations                               (16,137,655)           (2,234,623)
                                                                                     --------------        --------------
Dividends to shareholders:
   Net investment income                                                                         --            (1,004,479)
                                                                                     --------------        --------------
     Total decrease in net assets                                                       (16,137,655)           (3,239,102)
                                                                                     --------------        --------------

 NET ASSETS

Beginning of period                                                                      31,986,200            35,225,302
                                                                                     --------------        --------------
End of period                                                                        $   15,848,545        $   31,986,200
                                                                                     ==============        ==============

                                 See accompanying notes to financial statements.

                       This page intentionally left blank.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                        FOR THE SIX
                                                                        MONTHS ENDED
                                                                     SEPTEMBER 30, 2002
                                                                        (UNAUDITED)                 2002           2001
                                                                         ----------              ----------     ----------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                     $     5.73              $     6.31     $     8.36
                                                                         ----------              ----------     ----------
Net investment income/(loss)                                                  (0.01)^                  0.12^          0.09
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions                                               (2.88)                  (0.52)         (2.18)
                                                                         ----------              ----------     ----------
Net increase/(decrease) in net assets resulting from operations               (2.89)                  (0.40)         (2.09)
                                                                         ----------              ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                                          --                   (0.18)            --
  In excess of net investment income                                             --                      --             --
  Net realized gains on investments                                              --                      --             --
  In excess of net realized gains on investments                                 --                      --             --
                                                                         ----------              ----------     ----------
Total dividends and distributions to shareholders                                --                   (0.18)            --
                                                                         ----------              ----------     ----------
Anti-dilutive impact due to capital shares repurchased                           --                      --           0.04
                                                                         ----------              ----------     ----------
Dilution due to common stock rights offering                                     --                      --             --
                                                                         ----------              ----------     ----------
Net asset value, end of period                                           $     2.84              $     5.73     $     6.31
                                                                         ==========              ==========     ==========
Market value, end of period                                              $     2.61              $     5.10     $     4.95
                                                                         ==========              ==========     ==========
Total investment return(a)                                                   (48.82)%                  7.14%        (19.18)%
                                                                         ==========              ==========     ==========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                  $   15,849              $   31,986     $   35,225
Ratio of expenses to average net assets, net of fee waivers#                   3.78%(c)                2.45%          2.38%
Ratio of expenses to average net assets, excluding fee waivers#                4.09%(c)                2.74%          2.66%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                       3.46%(c)                2.18%          2.20%
Ratio of net investment income/(loss) to average net assets                   (0.41)%(c)               2.17%          1.24%
Portfolio turnover rate                                                          65%                     88%            82%

*    Commencement of investment operations.
**   Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
^    Based on average shares outstanding.
+    Based on average shares outstanding from April 1, 1996 through August 16,
     1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++   Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the
     Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.

See accompanying notes to financial statements.

                                       12

                                                                                 FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                     ----------------------------------------------------------
                                                                        2000           1999            1998            1997
                                                                     -----------    -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $      4.98    $     10.26     $     17.96     $     14.18
                                                                     -----------    -----------     -----------     -----------
Net investment income/(loss)                                                0.02^          0.04^           0.03            0.10+
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions                                             3.23          (5.23)          (2.76)           5.69
                                                                     -----------    -----------     -----------     -----------
Net increase/(decrease) in net assets resulting from operations             3.25          (5.19)          (2.73)           5.79
                                                                     -----------    -----------     -----------     -----------
Dividends and distributions to shareholders:
  Net investment income                                                       --          (0.04)          (0.02)          (0.02)
  In excess of net investment income                                          --          (0.08)             --              --
  Net realized gains on investments                                           --             --           (4.91)             --
  In excess of net realized gains on investments                              --             --           (0.04)             --
                                                                     -----------    -----------     -----------     -----------
Total dividends and distributions to shareholders                             --          (0.12)          (4.97)          (0.02)
                                                                     -----------    -----------     -----------     -----------
Anti-dilutive impact due to capital shares repurchased                      0.13           0.03              --              --
                                                                     -----------    -----------     -----------     -----------
Dilution due to common stock rights offering                                  --             --              --           (1.99)
                                                                     -----------    -----------     -----------     -----------
Net asset value, end of period                                       $      8.36    $      4.98     $     10.26     $     17.96
                                                                     ===========    ===========     ===========     ===========
Market value, end of period                                          $     6.125    $     4.313     $     8.375     $     14.50
                                                                     ===========    ===========     ===========     ===========
Total investment return(a)                                                 42.03%        (46.87)%         (5.55)%          4.67%(b)
                                                                     ===========    ===========     ===========     ===========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $    47,722    $    31,018     $    67,360     $   117,887
Ratio of expenses to average net assets, net of fee waivers#                3.80%          5.17%           2.07%           1.76%
Ratio of expenses to average net assets, excluding fee waivers#             4.15%          5.52%           2.42%           2.11%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                    3.33%          4.82%           1.72%           1.69%
Ratio of net investment income/(loss) to average net assets                 0.41%          0.66%           0.17%           0.39%
Portfolio turnover rate                                                      135%           137%            123%             74%

                                                                                                                   FOR THE PERIOD
                                                                                                                     APRIL 10,
                                                                        FOR THE FISCAL YEARS ENDED MARCH 31,          1992*
                                                                     ------------------------------------------      THROUGH
                                                                        1996           1995            1994        MARCH 31, 1993
                                                                     -----------    -----------     -----------   ---------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $     13.02    $     20.80     $     11.83     $     13.79**
                                                                     -----------    -----------     -----------     -----------
Net investment income/(loss)                                                0.06          (0.12)          (0.04)           0.06
Net realized and unrealized gain/(loss) on investments and foreign
  currency related transactions                                             3.32++        (3.80)           9.09           (1.99)
                                                                     -----------    -----------     -----------     -----------
Net increase/(decrease) in net assets resulting from operations             3.38          (3.92)           9.05           (1.93)
                                                                     -----------    -----------     -----------     -----------
Dividends and distributions to shareholders:
  Net investment income                                                       --             --           (0.08)          (0.03)
  In excess of net investment income                                          --          (0.03)             --              --
  Net realized gains on investments                                        (2.22)         (3.83)             --              --
  In excess of net realized gains on investments                              --             --              --              --
                                                                     -----------    -----------     -----------     -----------
Total dividends and distributions to shareholders                          (2.22)         (3.86)          (0.08)          (0.03)
                                                                     -----------    -----------     -----------     -----------
Anti-dilutive impact due to capital shares repurchased                        --             --              --              --
                                                                     -----------    -----------     -----------     -----------
Dilution due to common stock rights offering                                  --             --              --              --
                                                                     -----------    -----------     -----------     -----------
Net asset value, end of period                                       $     14.18    $     13.02     $     20.80     $     11.83
                                                                     ===========    ===========     ===========     ===========
Market value, end of period                                          $    13.875    $     14.75     $     19.00     $     11.25
                                                                     ===========    ===========     ===========     ===========
Total investment return(a)                                                  8.85%         (6.79)%         69.55%         (19.16)%
                                                                     ===========    ===========     ===========     ===========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $    65,696    $    60,156     $    95,820     $    54,493
Ratio of expenses to average net assets, net of fee waivers#                1.76%          1.86%           2.05%           2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers#             2.11%          2.13%           2.05%           2.45%(c)
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                    1.76%          1.73%           2.02%           2.45%(c)
Ratio of net investment income/(loss) to average net assets                 0.39%         (0.62)%         (0.28)%          0.61%(c)
Portfolio turnover rate                                                       55%            69%             73%             50%

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors in accordance with the Policy for Valuation of Portfolio Securities.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2002, the interest rate was 1.09% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 12, 2002, the Brazilian Senate approved legislation extending the CPMF tax. The tax will remain at its current rate of 0.38% until the end of 2003, and will lower to 0.08% during 2004. The Senate also approved the proposal to eliminate the CPMF tax from foreign exchange transactions related to stock exchange transactions. This exemption was effective July 15, 2002. For the six months ended September 30, 2002, the Fund incurred $41,619 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services CSAM receives from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended September 30, 2002, CSAM earned $151,388 for advisory services, of which CSAM waived $39,091. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended September 30, 2002, CSAM was reimbursed $1,504 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 2002, BBNA earned $5,291 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30 2002, BSFM earned $12,756 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended September 30, 2002, Merrill was paid $18,341 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. At September 30, 2002, the directors as a group own less than 1% of the Fund's outstanding shares.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at September 30, 2002, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2002 was $23,557,224. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $9,495,587, was composed of gross appreciation of $64 for those investments having an excess of value over cost and gross depreciation of $9,495,651 for those investments having an excess of cost over value.

For the six months ended September 30, 2002, purchases and sales of securities, other than short-term investments, were $15,514,337 and $15,948,699, respectively.

 NOTE E. CREDIT FACILITY

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of Participating

Funds. In addition, the Participating Funds paid interest on borrowing at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At September 30, 2002 and during the six months ended September 30, 2002, the Fund had no borrowings under the Prior Credit Facility and the New Credit Facility.

 NOTE F. CONTINGENCIES

On September 22, 2002 the Fund announced that it had entered into a settlement agreement with the plaintiff in two litigations currently pending against the Fund. The first action, commenced in May 1997 in the U.S. Southern District of New York, alleged that the Fund's 1996 rights offering constituted a breach of fiduciary duty by the Fund's investment adviser and its directors. (STROUGO V. BASSINI ET AL. 97Civ. 3579 (RWS).) The second action, brought by the same plaintiff in the same court, alleged violations of Sections 36(a) and 36(b) of the 1940 Act in connection with the investment advisory fee arrangements between the Fund and CSAM. (STROUGO V. BEA ASSOCIATES, 98 Civ. 3725 (RWS).)

Under the terms of the settlement agreement, which has received preliminary court approval and is subject to final approval following a hearing currently scheduled for January 22, 2003:

     - the Fund will be liquidated and its net assets distributed to shareholders;

     - the class members in the rights offering litigation (shareholders who owned shares during the period June 7, 1996 through July 17, 1996) who did not exercise their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $1.00 per share sold, upon presentation of accurate and completed proof of claims,

     - the class members in the rights offering litigation who exercised their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $0.25 per share for rights which were exercised, upon presentation of accurate and completed proof of claims; and

     - plaintiff will apply to the court for an award of attorneys' fees and related amounts not to exceed $750,000 plus reimbursement of expenses not exceeding $75,000.

The amounts payable to the class members and plaintiff's counsel fees and expenses (inclusive of any compensatory award to the plaintiff) will be payable in the first instance by CSAM, but most of those amounts are expected to be reimbursed by Gulf Insurance Company ("Gulf"), the issuer of an errors and omissions policy covering CSAM, the Fund and its directors and officers.

Under a separate agreement among the Fund, CSAM and Gulf, Gulf has agreed: (i) to reimburse the Fund and CSAM for up to $750,000 of the plaintiff's legal fees and related amounts and up to $75,000 of expense reimbursements to plaintiff's counsel; (ii) to reimburse the Fund and CSAM for the cost of funding the settlement payments to all of the class plaintiffs in the rights offering litigation up to a cap which CSAM and the Fund believe will be sufficient to satisfy all claims (if there is any excess, it will be funded equally by the Fund and CSAM); and (iii) to reimburse $512,500 of costs and attorneys' fees billed to CSAM, the Fund and the individual defendants on or prior to December 31, 2001 for defense of the two actions (the "Defense Fee") and 87.5% of all costs and fees billed to CSAM, the Fund and the individual defendants after December 31, 2001 in connection with the litigation and settlement of the two actions (with the remaining 12.5% to be borne equally by CSAM and the Fund).

CSAM will receive $506,250 of the Defense Fee and the Fund the balance, and in consideration therefor CSAM has agreed to waive its claim for indemnification from the Fund of the approximately $1.1 million in costs and fees incurred by it in connection with the fee litigation through September 30, 2002. CSAM has also agreed to waive any rights to indemnification from the Fund for any costs and fees incurred after December 31, 2001 in connection with the litigation and settlement of the two litigations which are not paid by the insurance carrier.

The settlement, under which the defendants continue to deny any liability, is subject to a number of conditions, including but not limited to the following:
(i) the Fund's shareholder class shall have been certified for settlement; (ii) the Fund's shareholders shall have approved the liquidation of the Fund by the requisite vote under the Fund's Articles of Incorporation; and (iii) CSAM shall not have been terminated as advisor to the Fund by a shareholder vote. The liquidation of the Fund is to occur within 30 days following the last to occur of (i) the approval of the settlement by the court following the hearing and the entry of an order of final judgment and the expiration of any time for appeal or review of such order or, if any appeal is filed and not dismissed, after the order is upheld on appeal in all material respects and no longer subject to review on appeal; (ii) the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement on the terms described above; and (iii) shareholder approval of the liquidation of the Fund.

The defendants may withdraw from the settlement prior to the final approval hearing in the event that the beneficial owners of greater than a specified number of shares of the Fund request exclusion from the class.

A major shareholder of the Fund, President and Fellows of Harvard College, had advised the Fund and CSAM prior to the announcement of the settlement agreement that it would oppose any settlement that did not include certain expense sharing arrangements between the Fund and CSAM that have not been included in the settlement described above. However, its position on the settlement must be considered uncertain because it was then unaware, as far as the Fund and CSAM know, of all of the terms of the settlement. Nevertheless, if that shareholder chooses to continue to oppose the settlement, the consummation of the settlement of the litigations may be jeopardized.

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Brazilian Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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 SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAMmanaged over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

Literature Request--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit  Suisse High Yield Bond Fund  (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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 DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

William W. Priest, Jr.  Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

Laurence R. Smith       Chairman of the Fund and
                        Chief Executive Officer

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O.Box 43010
Providence, RI 02940

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                         BZL
                                                                        LISTED
                                                                        NYSE(R)

                                                                      3910-SA-02